UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Ultimate Escapes, Inc.
(Name of Registrant As Specified In Its Charter)

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ULTIMATE ESCAPES, INC.
3501 W. Vine Street
Suite 225
Kissimmee, Florida 34741

January 22, 2010
Dear Stockholder:

This letter is to inform you that an Information Statement is being furnished to the stockholders of Ultimate Escapes, Inc., a Delaware corporation, in connection with the approval of amendments to our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-1.5, 1-for-2, 1-for-2.5 and 1-for 3, respectively, and authorizing our Board of Directors to implement the reverse stock split in accordance with any of such amendments at any time prior to June 30, 2010.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Only stockholders of record at the close of business on January 22, 2010 shall be provided a copy of the Information Statement.

Very truly yours,

James M. Tousignant
President and Chief Executive Officer

ULTIMATE ESCAPES, INC.
3501 W. Vine Street
Suite 225
Kissimmee, Florida 34741

NOTICE OF CONSENT IN LIEU OF
SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given to the stockholders of Ultimate Escapes, Inc., a Delaware corporation (the “Company”), that the holder of a majority of the outstanding voting stock of the Company has executed a written consent in lieu of a special meeting of stockholders for the following purposes:

1.  To amend our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-1.5 (“Amendment 1”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 1 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010.

2.  To amend our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-2 (“Amendment 2”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 2 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010.

3.  To amend our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-2.5 (“Amendment 3”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 3 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010.

4.  To amend our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-3 (“Amendment 4,” and collectively with Amendments 1 through 3, the “Amendments”), and authorize our Board of Directors to implement the reverse stock split in accordance with Amendment 4 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010.

These matters are more fully described in the Information Statement accompanying this Notice.

Only stockholders of record at the close of business on January 22, 2010 are entitled to notice of the matters described in the Information Statement.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, these corporation actions will not be effective until 20 days after the accompanying Information Statement is mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

James M. Tousignant
President and Chief Executive Officer

Kissimmee, Florida
January 22, 2010

ULTIMATE ESCAPES, INC.
3501 W. Vine Street
Suite 225
Kissimmee, Florida 34741

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

We are distributing this Information Statement (the “Information Statement”) to our stockholders in full satisfaction of any notice requirements we may have under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Delaware law. No additional action will be undertaken by us with respect to the receipt of written consents, and no appraisal or dissenters’ rights under the Delaware General Corporation Law are afforded to our stockholders as a result of the adoption of the resolutions discussed herein.

The Information Statement is being mailed on or about January 22, 2010 to the holders of record at the close of business on January 22, 2010 (the “Record Date”), of our capital stock (consisting of common stock and Series A preferred stock), in connection with an action by written consent in lieu of a special meeting for the following purposes:

 (1) to amend our Second Amended and Restated Certificate of Incorporation (the “Charter”) and Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-1.5 (“Amendment 1”), and authorize our Board of Directors (“Board”) to implement the reverse stock split in accordance with Amendment 1 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010;

(2) to amend our Charter and Certificate of Designation to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-2 (“Amendment 2”), and authorize our Board to implement the reverse stock split in accordance with Amendment 2 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010;

(3) to amend our Charter and Certificate of Designation to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-2.5 (“Amendment 3”), and authorize our Board to implement the reverse stock split in accordance with Amendment 3 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010; and

(4) to amend our Charter and Certificate of Designation to effect a reverse stock split of shares of our outstanding common stock and Series A preferred stock at an exchange ratio of 1-for-3 (“Amendment 4”), and authorize our Board to implement the reverse stock split in accordance with Amendment 4 at any time prior to the closing of a proposed public offering by our company, but in no event later than June 30, 2010.

The Amendments are attached as Annexes 1-A through 4-A and Annexes 1-B through 4-B to this Information Statement.  Only one of the four Amendments, if any, will be filed, at the discretion of the Board.

The affirmative votes of the holders of a majority in voting power of our outstanding capital stock (consisting of our common stock and Series A preferred stock), voting as a single class, is required to approve the Amendments as set forth above.  Each holder of common stock is entitled to one vote for each share of common stock held.  Each holder of Series A preferred stock is entitled to one vote for each share of Series A preferred stock held.  The date for purposes of determining the holders of outstanding shares of common stock and Series A preferred stock entitled to receive this Information Statement is the close of business on the Record Date. As of the Record Date, the Company had outstanding 2,486,495 shares of common stock and 7,556,675 shares of Series A preferred stock, for an aggregate of 10,043,170 shares entitled to vote.

James M. Tousignant, our President and Chief Executive Officer and a member of our Board, who owns 16,762 shares of our outstanding common stock and all of our outstanding Series A preferred stock (the “Consenting Stockholder”), has executed a written consent, effective as of January 22, 2010, in favor of each of the Amendments as set forth above.  His stockholdings represent approximately 75% of the total outstanding shares of our capital stock (consisting of our common stock and Series A preferred stock) as of the Record Date, which is sufficient to take actions to amend our Charter and Certificate of Designation .  We do not intend to solicit any proxies or consents from any other stockholders in connection with these actions.

Section 228(a) of the Delaware General Corporation Law provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, our Board voted to utilize, and has obtained, the written consent of the Consenting Stockholder who owns shares representing a majority of our outstanding capital stock entitled to vote (consisting of common stock and Series A preferred stock), voting as a single class.  The resolutions adopted in that written consent will not become effective before the date that is 20 days after the date on which this Information Statement is first mailed to stockholders. You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Stockholder.

Pursuant to Section 228(e) of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to our stockholders as a result of the approval of the resolutions.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock and Series A preferred stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Our executive offices are located 3501 West Vine Street, Suite 225, Kissimmee, Florida 34741, and our telephone number at that location is (407) 483-1900.

AMENDMENTS TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND CERTIFICATION OF DESIGNATION OF SERIES A PREFERRED STOCK

Overview

The Consenting Stockholder has adopted resolutions authorizing proposed Amendments to our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock.  Amendment 1 contemplates a reverse stock split of shares of our outstanding common stock and Series A preferred stock, at an exchange ratio of 1-for-1.5. Amendment 2 contemplates a reverse stock split of shares of our outstanding common stock and Series A Preferred Stock, at an exchange ratio of 1-for-2. Amendment 3 contemplates a reverse stock split of shares of our outstanding common stock and Series A preferred stock, at an exchange ratio of 1-for-2.5.  Amendment 4 contemplates a reverse stock split of shares of our outstanding common stock and Series A preferred stock, at an exchange ratio of 1-for-3.  The approval of each amendment authorizes our Board, in its discretion, to effect a reverse stock split, at the specific exchange ratio contemplated by that amendment, at any time prior to June 30, 2010.  We expect to effect a reverse stock split in connection with a proposed underwritten public offering (the “Offering”), pursuant to which we propose to sell shares of our common stock.

The approval of all of the Amendments gives our Board discretion to effect a reverse stock split at the exchange ratio of 1-for-1.5, 1-for-2, 1-for-2.5, or 1-for 3 as provided in the respective Amendments, and to abandon the other amendments at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware notwithstanding the authorization of the Amendments by the stockholders and without further action by the stockholders, in accordance with Section 242(c) of the General Corporation Law of Delaware, as our Board so determines.  We believe that providing our Board with the discretion to select the exchange ratio at which to effect a reverse stock split from one of the exchange ratios contemplated by one of the four Amendments set forth herein, as opposed to the approval of a reverse stock split at one specific ratio, provides our Board with maximum flexibility to react to current market conditions and to therefore maximize our chances of achieving the purposes of the reverse stock split in connection with the Offering, and to act in the best interests of our company and stockholders.

Implementation of one of the approved reverse stock splits is an integral component of the Offering, and we do not presently intend to proceed with the reverse stock split absent the Offering.  Our Board may, however, in its discretion elect to proceed with a reverse stock split in the absence of the Offering.

To effect a reverse stock split, we would file one of the Amendments to our Charter and Certificate of Designation, respectively, with the Secretary of State of the State of Delaware.  If our Board elects to implement one of the approved reverse stock splits, then the number of issued and outstanding shares of our common stock would be reduced at the exchange ratio of 1-for-1.5, 1-for-2, 1-for-2.5 or 1-for-3, as selected by our Board. Any fractional share resulting from the exchange ratio for a reverse stock split will be rounded up to the nearest whole share. The par value of our common stock would remain unchanged at $0.0001 per share. A reverse stock split would become effective upon the filing of the applicable Amendments to our Charter and Certificate of Designation, respectively, with the Secretary of State of the State of Delaware. Our Board may elect, in its discretion, not to implement a reverse stock split.

Purposes of a Reverse Stock Split

Our Board believes that we should provide for the right to implement a reverse stock split for the following reasons:

•	to enhance the acceptability and marketability of our common stock, including in connection with the Offering; and

•
 to enable us to use the reverse stock split as may be required to maintain, and our Board believes it is in our and our stockholders’ best interests to maintain, the listing of our common stock on the NYSE Amex.

Our Board believes that the reverse stock split will enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of certain brokers and investors to trade in our common stock.  Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. These policies reduce the number of potential investors in our common stock at its current market price. In addition, analysts at many leading brokerage firms are reluctant to recommend stocks to their clients, or monitor the activity of stocks, that trade at a price per share below certain levels. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our stock. Our Board also believes that, after effecting the reverse stock split, the enhanced acceptability and marketability of our common stock will facilitate our ability to complete the Offering.

Our common stock is currently listed on the NYSE Amex. A continued listing on the NYSE Amex requires us to meet the NYSE Amex original listing standards and minimum distribution standards, which require a minimum public distribution of 500,000 shares of common stock together with a minimum 800 public shareholders or a minimum public distribution of 1,000,000 shares of common stock together with a minimum of 400 public shareholders.  The listing standards applicable to us also require a minimum market capitalization of $75 million, or a minimum of $4 million of stockholders’ equity.

On December 7, 2009, we received notification from the NYSE Amex that it intends to file a delisting application with the Securities and Exchange Commission (the “SEC”) to remove our securities from listing and registration on the NYSE Amex, due to our failure to satisfy one or more of the NYSE Amex continued listing standards.  Specifically, the NYSE Amex noted that as of the closing of the acquisition of Ultimate Escapes Holdings, LLC (“Ultimate Escapes Holdings”) by us (the “Acquisition”), we failed to satisfy the NYSE Amex’s original listing standards and minimum distribution standard described above.  As of January 19, 2010, we had 195 record holders and approximately 325 beneficial holders, and a market capitalization of approximately $8.5 million.  As of September 30, 2009, our stockholders equity, on a pro-forma basis, was approximately $(29.4) million.  We have submitted an appeal letter to the NYSE Amex Qualifications Panel outlining our plan to remain in compliance with the listing requirements, and we have requested a hearing before a NYSE Amex Qualifications Panel to appeal the foregoing delisting determination by the NYSE Amex staff; however, there can be no assurance that our plan to remain in compliance with the NYSE Amex listing requirements will be achieved or that our request for continued listing will be granted.

We believe that implementation of one of the approved reverse stock splits and completion of the Offering will increase the likelihood that we will be able to maintain our listing on the NYSE Amex, or be approved for listing on an alternate exchange.  Accordingly, our Board believes that the implementation of the reverse stock split is in the best interests of our company and stockholders.

Factors Influencing the Board of Directors’ Discretion in Implementing a Reverse Stock Split

Our Board currently intends to implement a reverse stock split at one of the ratios approved by the Consenting Stockholder as described herein if it believes that such an action is in the best interests of our company and stockholders. Such determination, as well as the determination of the specific ratio to be utilized, will be based on factors such as existing and expected marketability and liquidity of our common stock; prevailing market conditions; the likely effect on the market price of our common stock; and the recommendations of the managing underwriter of the Offering. Our Board also will consider factors such as the historical and projected performance of our common stock; our projected performance; prevailing market and industry conditions; and general economic trends; and will place emphasis on the expected closing price of our common stock over the short and longer period following the effectiveness of a reverse stock split.

No further action on the part of our stockholders would be required to either effect or abandon any one or more of the approved reverse stock splits.  Our Board may, in its discretion, determine to delay the effectiveness of such reverse stock split(s) up until closing of the Offering, but in no event later than June 30, 2010, or choose not to implement any of the reverse stock splits.

Potential Effects of a Reverse Stock Split

The immediate effect of a reverse stock split would be to reduce the number of shares of our outstanding common stock and Series A preferred stock and to increase the trading price of our common stock. However, we cannot predict the specific effect of any reverse stock split upon the market price of our common stock. Based on the data we have reviewed leading up to the approval of the Amendments, it appears that sometimes a reverse stock split improves stock performance and sometimes it does not, and sometimes a reverse stock split improves overall market capitalization and sometimes it does not. We cannot assure you that the trading price of our common stock after a reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of such reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of factors, such as our operating results and other factors related to our business and general market conditions, as well as the sale of shares of our common stock in the Offering, if completed.

As a summary and for illustrative purposes only, the following table reflects the approximate number of shares of our common stock that would be outstanding as a result of the potential reverse stock split ratios contemplated by the Amendments based on 2,486,495 shares of our common stock and 7,556,675 shares of Series A preferred stock outstanding as of the record date, without accounting for fractional shares, which will be rounded up to the nearest whole share:

Reverse Stock Split	Percentage Reduction	Shares of Common Stock to be Outstanding	Shares of Series A Preferred Stock to be Outstanding
1-for-1.5	33.3%	1,657,664	5,037,784
1-for-2	50%	1,243,248	3,778,338
1-for-2.5	60%	994,598	3,022,670
1-for-3	66.7%	828,832	2,518,892

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the NYSE Amex, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders

Stockholders should recognize that if a reverse stock split is effected, they will own a smaller number of shares of our common stock than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by 1.5, 2, 2.5 or 3, depending on which reverse stock split ratio is implemented and after giving effect to the rounding up of fractional shares to the nearest whole share, as described below). A reverse stock split would not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities

As a result of a reverse stock split, all outstanding warrants entitling their holders to purchase or obtain shares of our common stock would be adjusted, as required by the terms of these securities. In particular, such adjustments would reduce the number of shares of our common stock issuable upon the exercise of warrants proportionately based upon the reverse stock split ratio selected by our Board and, with respect to such warrants, proportionately increase by the same factor the exercise price per share of such warrants. We intend to adjust outstanding options to purchase our common stock, awarded under our 2009 Stock Option Plan, in a similar manner in accordance with the terms of such Plan. A reverse stock split would not affect any of the other rights currently accruing to holders of our common stock, preferred stock, options, warrants or other securities convertible into our common stock.

Other Effects on Outstanding Shares

If our Board implements a reverse stock split, then the rights and preferences of the outstanding shares of our common stock and Series A preferred stock would remain the same after a reverse stock split. Each share of our common stock and Series A preferred stock outstanding after a reverse stock split would continue to be fully paid and nonassessable.

While we expect that a reverse stock split will result in an increase in the market price of our common stock, a reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price of our common stock (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after a reverse stock split. In addition, a reverse stock split will likely increase the number of our stockholders who own “odd-lots” (less than 100 shares). Stockholders who hold “odd-lots” typically will experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lot” even multiples of 100 shares.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934. As a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. A reverse stock split would not affect the registration of our common stock under the Securities Exchange Act or the listing of our common stock on the NYSE Amex. If a reverse stock split is effected, our common stock would continue to be listed on the NYSE Amex under the symbol “UEI,” although it would be considered a new listing with a new CUSIP number.

Authorized Shares of Capital Stock

A reverse stock split would not affect the numbers of authorized shares of our common stock and preferred stock, which would remain at 300,000,000 and 20,000,000, respectively. Accordingly, if we decide to implement a reverse stock split, the number of authorized but unissued shares of our common stock would increase. Such increased shares of common stock and preferred stock available for issuance may be used from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

Our Board may elect whether or not to effect any reverse stock split, as well as the specific exchange ratio among the ratios approved by the Consenting Stockholder at any time before the closing of the Offering, but in no event later than June 30, 2010.  A reverse stock split would be implemented by filing the appropriate Amendments to our Second Amended and Restated Certificate of Incorporation and Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Delaware, and such reverse stock split would become effective on the date the filing is accepted by the Secretary of State of the State of Delaware.

If a reverse stock split is effected, stockholders holding certificated shares will be required to exchange their stock certificates for new book entry shares, representing the appropriate number of shares of our common stock resulting from such reverse stock split (“New Shares”). Our transfer agent, Continental Stock Transfer & Trust Company, would act as the exchange agent for purposes of implementing the exchange of stock certificates for New Shares. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of a reverse stock split. Each stockholder of record on the effective date of a reverse stock split would receive a letter of transmittal from our transfer agent advising of the procedure for surrendering stock certificates representing the number of shares of our common stock prior to such reverse stock split (“Old Stock Certificates”) in exchange for New Shares. Pursuant to applicable rules of the NYSE Amex, a stockholder’s Old Stock Certificates representing shares of our common stock cannot be used for either transfers or deliveries made on the NYSE Amex; thus a stockholder must exchange Old Stock Certificates representing shares of our common stock for the New Shares in order to do so.

YOU SHOULD NOT DESTROY YOUR OLD STOCK CERTIFICATES. ALSO, YOU SHOULD NOT SUBMIT YOUR OLD STOCK CERTIFICATES FOR EXCHANGE UNTIL YOU ARE REQUESTED TO DO SO.

As soon as practicable after the surrender to our transfer agent of an Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued New Shares.

Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective date of a reverse stock split to represent that reduced number of full shares of our common stock resulting from such reverse stock split, except that holders of Old Stock Certificates would not be entitled to receive any dividends or other distributions, if any, that may be declared and payable by us after the effective date until they surrender their Old Stock Certificates for exchange.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to New Shares after complying with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen stock certificates.

No service charges, brokerage commission or transfer taxes will be payable by any holder of an Old Stock Certificate, except that if any New Shares are to be issued in a name other than that in which the Old Stock Certificate is registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay any applicable transfer taxes or establish to our satisfaction that such taxes are not payable; (ii) the transfer complies with all applicable federal and state securities laws; and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Stockholders who hold uncertificated shares, either as existing holders of book entry shares or as beneficial owners through brokerage or other “street name” accounts, would not be required to take any further actions to effect the exchange. They will have their holdings electronically adjusted to give effect to a reverse stock split by our transfer agent (through the Direct Registration System) or, for beneficial owners, by their brokers, banks or other nominees which hold the shares in “street name” for their benefit.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split.  Instead any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.0001 per share after a reverse stock split. As a result of a reverse stock split, the common stock and preferred stock value on our consolidated balance sheet will be reduced in proportion to the size of such reverse stock split, and additional paid-in capital will be increased by the same amount. Our stockholders’ equity, in the aggregate, will remain unchanged.

Federal Income Tax Consequences

The following is a general summary of certain material U.S. federal income tax consequences of a reverse stock split based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), is for general information purposes only, and does not purport to be complete. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, notwithstanding anything to the contrary, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of old shares of common stock exchanged for such new shares of common stock. The holding period of the new, post-split shares of common stock resulting from implementation of a reverse stock split will include the stockholder’s respective holding periods for the pre-split shares of common stock exchanged for the new shares of common stock.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. Our beliefs regarding the tax consequences of a reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of January 19, 2010 by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the our common stock on January 19, 2010;

•	each of our current executive officers and directors; and

•	all executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial ownership is determined in accordance with the rules of the SEC, and is based on a total of 2,486,495 shares of our common stock outstanding as of January 19, 2010. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of January 19, 2010, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Information in the following table (i) does not reflect beneficial ownership of any shares of our common stock into which earn-out units which may be issued pursuant to the amended and restated operating agreement of Ultimate Escapes Holdings may be exchanged, and (ii) assumes that none of the escrowed indemnification units are forfeited by the owners of Ultimate Escape Holdings prior to the Acquisition (the “UE Owners”).

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Executive officers and directors :
James M. Tousignant (2)	3,875,333	61.1%
Richard Keith (3)	574,407	18.8%
Philip Callaghan (4)	1,100	*
Robert S. Glinka	—	*
Ted Curtis	—	*
Gregg Amonette (5)	4,298	*
Thomas D’Ambrosio (6)	100	*
C. Thomas McMillen (7)	1,363,947	36.9%
Mark Frantz (8)	2,518	*
Steve Griessel (9)	—	*
All officers and directors as a group (10 individuals) (2)(3)(4)(5)(6)(7)((9)	5,821,703	71.7%

Other 5% Stockholders :
Ultimate Resort Holdings, LLC (10)	3,858,571	60.8%
JDI Ultimate, L.L.C. (11)	3,123,797	55.7%
Private Escapes Holdings, LLC (12)	574,307	18.8%
Secure America Acquisition Holdings, LLC (13)	2,372,082	52.0%

* Less than 1%

(1) Unless otherwise indicated, the primary business address of each beneficial owner is 3501 West Vine Street, Suite 225, Kissimmee, Florida 34741.

(2) Reflects the ownership by Mr. Tousignant of 16,762 shares of common stock and 3,858,571 shares of common stock into which 3,858,571 ownership units in Ultimate Escapes Holdings may be exchanged, all of which units are owned by Ultimate Resort Holdings, LLC (“Ultimate Resort”). Mr. Tousignant is a member of the board of managers of Ultimate Resort. Mr. Tousignant also holds a majority of the voting rights in, is a principal of the manager of, and owns a 43.8% interest in, Ultimate Resort, LLC (“UR”), which is the sole owner of Ultimate Resort. Accordingly, Mr. Tousignant may be deemed to beneficially own all of the 3,858,571 shares of common stock into which the 3,858,571 ownership units in Ultimate Escapes Holdings owned by Ultimate Resort may be exchanged. See footnote (10). Mr. Tousignant disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein.

(3) Reflects the ownership by Mr. Keith of 100 shares of common stock and 574,307 shares of common stock into which 574,307 ownership units in Ultimate Escapes Holdings may be exchanged, all of which units are owned by Private Escapes Holdings, LLC (“PE Holdings”). Mr. Keith is the managing member of, and owns a 75% interest in, PE Holdings. Accordingly, Mr. Keith may be deemed to beneficially own all of the 574,307 shares of common stock into which the 574,307 ownership units in Ultimate Escapes Holdings owned by PE Holdings may be exchanged. See footnote (12). Mr. Keith disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. Keith’s primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.

(4) Excludes shares of common stock into which ownership units in Ultimate Escapes Holdings which are owned by Ultimate Resort may be exchanged. Mr. Callaghan has a minority interest in UR, which is the sole owner of Ultimate Resort.

(5) Excludes shares of common stock into which ownership units in Ultimate Escapes Holdings which are owned by Ultimate Resort may be exchanged. Mr. Amonette has a minority interest in UR, which is the sole owner of Ultimate Resort.

(6) Excludes shares of common stock into which ownership units in Ultimate Escapes Holdings which are owned by Ultimate Resort may be exchanged. Mr. D’Ambrosio has a minority interest in UR, which is the sole owner of Ultimate Resort.

(7) Mr. McMillen owns 57.5% of the ownership interests of Secure America Acquisition Holdings, LLC, which includes 12,117 shares deemed to be beneficially owned by Mr. McMillen through his 29.6% ownership in Homeland Security Capital Corporation. The number of shares beneficially owned includes 1,193,487 shares issuance upon exercise of warrants held by Secure America Acquisition Holdings, LLC. See footnote (13). Mr. McMillen’s primary business address is 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201.

(8) Mr. Frantz’s primary business address is 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201.

(9) Excludes shares of common stock into which ownership units in Ultimate Escapes Holdings which are owned by Ultimate Resort may be exchanged. Mr. Griessel has a minority interest in UR, which is the sole owner of Ultimate Resort. Mr. Griessel’s primary business address is 222 Smallwood Village Center, Waldorf, Maryland 20602.

(10) Reflects the ownership by Ultimate Resort of 3,858,571 shares of common stock into which 3,858,571 ownership units in Ultimate Escapes Holdings which are owned by Ultimate Resort may be exchanged. UR is the sole owner of Ultimate Resort. Accordingly, UR may be deemed to beneficially own all of the 3,858,571 shares of common stock into which the 3,858,571 ownership units in Ultimate Escapes Holdings owned by Ultimate Resort may be exchanged. UR disclaims beneficial ownership of all such shares, except to the extent of its pecuniary interest therein.

(11) Reflects the ownership by JDI Ultimate, L.L.C. (“JDI”) of 3,123,797 shares of common stock into which 3,123,797 ownership units in Ultimate Escapes Holdings which are owned by JDI may be exchanged. JDI’s primary business address is 813 North Elston Avenue, Chicago, Illinois 60622.

(12) Reflects the ownership by PE Holdings of 574,307 shares of common stock into which 574,307 ownership units in Ultimate Escapes Holdings which are owned by PE Holdings may be exchanged. PE Holdings’ primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.

(13) Secure America Acquisition Holdings, LLC is the record holder of 297,082 shares of our common stock and warrants to purchase an aggregate of 2,075,000 shares of our common stock. Secure America Acquisition Holdings, LLC serves solely as a holding company with respect to our securities and has no operations. The membership interests of Secure America Acquisition Holdings, LLC are held as follows: C. Thomas McMillen (49.94%); Harvey L. Weiss (13.67%); Homeland Security Capital Corporation (13.77%); S. Kent Rockwell (10.59%); Michael Brigante (3.51%); James Maurer (2.22%); Philip A. McNeill (4.24%); Brian Griffin (1.06%) and Secure America Holdings, LLC (1%). Under the terms of a proxy agreement with the managing member, Secure America Holdings, LLC, Messrs. McNeill and Rockwell share voting and investment power with respect to all 297,082 shares of common stock held by Secure America Acquisition Holdings, LLC, and thus each may be deemed to beneficially own all such shares, although each of Messrs. McNeill and Rockwell disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests.

Where to Obtain More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. Stockholders can read our SEC filings, including this Information Statement, over the Internet at the SEC’s website at http://www.sec.gov. Stockholders may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 and may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If stockholders would like additional copies of this Information Statement or have questions about the Information Statement, you should contact us by telephone or in writing:

ULTIMATE ESCAPES, INC.
3501 W. Vine Street
Suite 225
Kissimmee, Florida 34741
Attention: Jeffrey Sparks

One Information Statement is mailed to multiple stockholders sharing the same address unless we receive contrary instructions from one or more of the stockholders. Please send requests for additional Information Statements or SEC reports to the person and address noted above. If multiple stockholders sharing the same address are receiving multiple copies of Information Statements or SEC reports and only wish to receive one copy at such address, please send such request to the person and address noted above.

ANNEX 1-A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The second amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of the first sentence of ARTICLE Fourth thereof:

Upon this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into two-thirds (2/3) of a share of Common Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by two-thirds (2/3).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 1-B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The certificate of designation of Series A Preferred Stock of the Corporation is hereby amended by inserting the following paragraph at the end of Section 1 thereof:

Upon this Certificate of Amendment of Certificate of Designation of Series A Preferred Stock becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into two-thirds (2/3) of a share of Series A Preferred Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Preferred Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Series A Preferred Stock as equals the product obtained by multiplying the number of shares of Series A Preferred Stock represented by such certificate immediately prior to the Effective Time by two-thirds (2/3).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 2-A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The second amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of the first sentence of ARTICLE Fourth thereof:

Upon this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-half (1/2) of a share of Common Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-half (1/2).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 2-B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The certificate of designation of Series A Preferred Stock of the Corporation is hereby amended by inserting the following paragraph at the end of Section 1 thereof:

Upon this Certificate of Amendment of Certificate of Designation of Series A Preferred Stock becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-half (1/2) of a share of Series A Preferred Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Preferred Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Series A Preferred Stock as equals the product obtained by multiplying the number of shares of Series A Preferred Stock represented by such certificate immediately prior to the Effective Time by one-half (1/2).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 3-A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The second amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of the first sentence of ARTICLE Fourth thereof:

Upon this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into two-fifths (2/5) of a share of Common Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by two-fifths (2/5).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 3-B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The certificate of designation of Series A Preferred Stock of the Corporation is hereby amended by inserting the following paragraph at the end of Section 1 thereof:

Upon this Certificate of Amendment of Certificate of Designation of Series A Preferred Stock becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into two-fifths (2/5) of a share of Series A Preferred Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Preferred Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Series A Preferred Stock as equals the product obtained by multiplying the number of shares of Series A Preferred Stock represented by such certificate immediately prior to the Effective Time by two-fifths (2/5).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 4-A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The second amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of the first sentence of ARTICLE Fourth thereof:

Upon this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-third (1/3) of a share of Common Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-third (1/3).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

ANNEX 4-B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK
OF
ULTIMATE ESCAPES, INC.

Ultimate Escapes, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           The certificate of designation of Series A Preferred Stock of the Corporation is hereby amended by inserting the following paragraph at the end of Section 1 thereof:

Upon this Certificate of Amendment of Certificate of Designation of Series A Preferred Stock becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-third (1/3)  of a share of Series A Preferred Stock.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Preferred Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Series A Preferred Stock as equals the product obtained by multiplying the number of shares of Series A Preferred Stock represented by such certificate immediately prior to the Effective Time by one-third (1/3).

2.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.